Exhibit 99.2

Supplemental Financial Information For the quarter and year ended December 31, 2025 February 27, 2026

Supplemental Financial Information February 27, 2026

Supplemental Financial Information February 27, 2026

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information February 27, 2026

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of February 27, 2026 owns 14 hotels comprised of approximately 7,000 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership, and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information February 27, 2026

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as us. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information February 27, 2026

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, and management transition costs; pre-opening costs associated with extensive renovation projects; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the real estate amortization of our right-of-use assets and related lease obligations (with the exception of our corporate operating lease) as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude gains or losses on the redemptions or repurchases of preferred stock, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information February 27, 2026

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 6

Supplemental Financial Information February 27, 2026

Comparable Consolidated Statements of Operations

Q4 2025 – Q1 2025, FY 2025

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2025
Revenues
Room	$142,177	$139,523	$154,061	$140,482	$576,243
Food and beverage	69,107	64,419	77,986	67,066	278,578
Other operating	25,682	25,378	25,365	21,432	97,857
Total revenues	236,966	229,320	257,412	228,980	952,678

Operating Expenses
Room	39,422	39,307	40,481	38,353	157,563
Food and beverage	49,088	48,717	53,022	48,806	199,633
Other expenses	89,979	88,560	91,636	86,542	356,717
Corporate overhead	7,369	6,970	8,346	8,905	31,590
Depreciation and amortization	34,180	33,928	33,719	31,673	133,500
Total operating expenses	220,038	217,482	227,204	214,279	879,003

Interest and other income	3,940	3,160	2,300	1,564	10,964
Interest expense	(13,707)	(13,412)	(13,164)	(12,682)	(52,965)
Loss on extinguishment of debt	—	(180)	—	—	(180)
Income before income taxes	7,161	1,406	19,344	3,583	31,494
Income tax benefit (provision), net	56	(137)	(37)	(98)	(216)
Net income	$7,217	$1,269	$19,307	$3,485	$31,278

(1)	Includes results for all 14 hotels owned by the Company as of December 31, 2025.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information February 27, 2026

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, and Total Portfolio Hotel Adjusted EBITDAre

Q4 2025 – Q1 2025, FY 2025

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2025	2025	2025	2025	2025

Net income	$7,217	$1,322	$10,774	$5,255	$24,568
Depreciation and amortization	34,180	33,928	34,125	32,275	134,508
Interest expense	13,707	13,412	13,164	12,682	52,965
Income tax (benefit) provision, net	(56)	137	37	98	216
Loss on sale of assets	—	—	8,751	—	8,751
EBITDAre	55,048	48,799	66,851	50,310	221,008

Amortization of deferred stock compensation	1,958	1,905	2,772	2,064	8,699
Amortization of right-of-use assets and obligations	(167)	(158)	(159)	(141)	(625)
Loss on extinguishment of debt	—	180	—	—	180
Gain on insurance recoveries, net	(277)	(674)	—	(99)	(1,050)
Pre-opening costs	—	—	3,218	3,253	6,471
Management transition costs	—	—	—	1,869	1,869
Adjustments to EBITDAre, net	1,514	1,253	5,831	6,946	15,544

Adjusted EBITDAre	56,562	50,052	72,682	57,256	236,552
Sold hotel Adjusted EBITDAre (1)	—	(53)	(624)	(2,372)	(3,049)

Comparable Adjusted EBITDAre	56,562	49,999	72,058	54,884	233,503

Corporate-level adjustments, net (2)	1,701	2,646	3,226	3,516	11,089

Total Portfolio Hotel Adjusted EBITDAre	$58,263	$52,645	$75,284	$58,400	$244,592

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information February 27, 2026

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2025 – Q1 2025, FY 2025

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2025	2025	2025	2025	2025

Net income	$7,217	$1,322	$10,774	$5,255	$24,568
Preferred stock dividends, net of gain on repurchases	(3,985)	(4,262)	(3,932)	(3,931)	(16,110)
Real estate depreciation and amortization	33,834	33,581	33,779	31,918	133,112
Loss on sale of assets	—	—	8,751	—	8,751
FFO attributable to common stockholders	37,066	30,641	49,372	33,242	150,321

Amortization of deferred stock compensation	1,958	1,905	2,772	2,064	8,699
Real estate amortization of right-of-use assets and obligations	(137)	(130)	(134)	(126)	(527)
Amortization of contract intangibles, net	315	315	314	315	1,259
Noncash interest on derivatives, net	210	(495)	181	982	878
Loss on extinguishment of debt	—	180	—	—	180
Gain on insurance recoveries, net	(277)	(674)	—	(99)	(1,050)
Pre-opening costs	—	—	3,218	3,253	6,471
Management transition costs	—	—	—	1,869	1,869
Gain on preferred stock repurchases, net	(254)	—	—	—	(254)
Adjustments to FFO attributable to common stockholders, net	1,815	1,101	6,351	8,258	17,525

Adjusted FFO attributable to common stockholders	38,881	31,742	55,723	41,500	167,846
Sold hotel Adjusted FFO (1)	—	(53)	(624)	(2,372)	(3,049)

Comparable Adjusted FFO attributable to common stockholders	$38,881	$31,689	$55,099	$39,128	$164,797

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.20	$0.17	$0.29	$0.21	$0.87

Basic weighted average shares outstanding	189,172	189,253	195,791	200,410	193,613
Shares associated with unvested restricted stock awards	776	859	513	1,214	839
Diluted weighted average shares outstanding	189,948	190,112	196,304	201,624	194,452
Equity transactions (3)	(146)	(234)	(6,806)	(11,499)	(4,628)
Comparable diluted weighted average shares outstanding	189,802	189,878	189,498	190,125	189,824

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information February 27, 2026

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Total Portfolio Hotel Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2025 – Q1 2025, FY 2025 Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Hilton New Orleans St. Charles, sold in June 2025.
(2)	Corporate-level adjustments, net primarily consist of corporate overhead expenses and interest and other income.
(3)	Equity transactions represent pro forma adjustments to reflect the Company's repurchases of its common stock during the first, second, third, and fourth quarters of 2025 as if the repurchases had occurred on January 1, 2025.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information February 27, 2026

CAPITALIZATION

CAPITALIZATION	Page 11

Supplemental Financial Information February 27, 2026

Comparative Capitalization
Q4 2025 – Q4 2024

	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2025	2025	2025	2025	2024

Common Share Price & Dividends
At the end of the quarter	$8.94	$9.37	$8.68	$9.41	$11.84
High during quarter ended	$9.86	$9.92	$9.49	$12.10	$12.38
Low during quarter ended	$8.81	$8.63	$7.72	$9.41	$10.00
Common dividends per share	$0.09	$0.09	$0.09	$0.09	$0.09

Common Shares & Units
Common shares outstanding	189,710	189,912	190,171	200,370	200,825
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	189,710	189,912	190,171	200,370	200,825

Capitalization
Market value of common equity	$1,696,003	$1,779,474	$1,650,681	$1,885,477	$2,377,768
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	113,648	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	99,774	100,000	100,000	100,000	100,000
Total debt	930,000	930,000	872,000	845,000	845,000
Total capitalization	$2,905,675	$2,990,724	$2,803,931	$3,011,727	$3,504,018

Total debt to total capitalization	32.0%	31.1%	31.1%	28.1%	24.1%
Total debt and preferred equity to total capitalization	41.6%	40.5%	41.1%	37.4%	32.1%

CAPITALIZATION	Page 12

Supplemental Financial Information February 27, 2026

Debt and Preferred Stock Summary Schedule

(In thousands)	Interest Rate /	Maturity	December 31, 2025
Unsecured Debt	Spread	Date (1)	Pro Forma Balance (2)

Series A Senior Notes	4.69%	01/10/2026	$—
Series B Senior Notes	4.79%	01/10/2028	105,000
Revolving Line of Credit	5.23%	09/24/2030	—
Term Loan 1 (3)	4.67%	01/24/2031	275,000
Term Loan 2 (3)	5.34%	01/24/2031	275,000
Term Loan 3 (3)	5.18%	01/24/2031	300,000
Total Unsecured Debt			$955,000

Preferred Stock
Series G cumulative redeemable preferred (4)	5.500%	Perpetual	$66,250
Series H cumulative redeemable preferred	6.125%	Perpetual	113,648
Series I cumulative redeemable preferred	5.700%	Perpetual	99,774
Total Preferred Stock			$279,672

Debt and Preferred Statistics (2)
		Debt Statistics	Debt and Preferred Statistics
% Fixed Rate		68.6%	75.7%
% Floating Rate		31.4%	24.3%
Average Interest Rate		5.04%	5.22%
Weighted Average Maturity of Debt		4.7 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loans 1 and 2. The Revolving Line of Credit has an initial maturity of September 2029 with two six-month extensions. Term Loan 1 has an initial maturity of January 2029 with two twelve-month extensions, and Term Loan 2 has an initial maturity of January 2030 with one twelve-month extension. By extending these loans, the Company's weighted average maturity of debt increases from 3.9 years to 4.7 years.
(2)	Pro Forma Balance includes the effects of the Company's January 2026 transactions, comprising a draw down of the $90.0 million available under the Term Loan 1 delayed draw and the repayment of the $65.0 million Series A Senior Notes at their scheduled maturity.
(3)	Interest rates on the Term Loans are calculated according to a leverage-based pricing grid with a range of 135 to 220 basis points over the applicable term SOFR. The interest rates for Term Loans 1 and 2 include the effect of the Company's interest rate swap derivatives.
(4)	The dividend rate on the Series G cumulative redeemable preferred stock increased to the greater of the rate equal to the Montage Healdsburg’s annual net operating income yield on our total investment in the resort or 6.5% in July 2025, resulting in an annual dividend rate of 5.5% for 2025. Beginning in the third quarter of 2026, the annual dividend rate will increase to the greater of 7.5% or the rate equal to the Montage Healdsburg’s annual net operating income yield on the Company’s total investment in the resort.

CAPITALIZATION	Page 13

Supplemental Financial Information February 27, 2026

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 14

Supplemental Financial Information February 27, 2026

Hotel Information as of February 27, 2026

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	17%	Leasehold	2011 / 2022
2	Hyatt Regency San Francisco	California	Hyatt	821	12%	Fee Simple	2013
3	The Westin Washington, DC Downtown	Washington DC	Marriott	807	12%	Fee Simple	2005
4	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	11%	Fee Simple	2005
5	Hyatt Regency San Antonio Riverwalk	Texas	Hyatt	630	9%	Fee Simple	2024
6	Wailea Beach Resort	Hawaii	Marriott	543	8%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	7%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	6%	Fee Simple	2007
9	Marriott Long Beach Downtown	California	Marriott	376	5%	Fee Simple	2005
10	Andaz Miami Beach (4)	Florida	Hyatt	287	4%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
12	Oceans Edge Resort & Marina	Florida	Independent	175	3%	Fee Simple	2017
13	Montage Healdsburg (5)	California	Montage	130	2%	Fee Simple	2021
14	Four Seasons Resort Napa Valley (5)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			6,999	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)	Andaz Miami Beach debuted in May 2025, following the hotel's transformative renovation and conversion from The Confidante Miami Beach.
(5)	The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the applicable resort’s residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 15

Supplemental Financial Information February 27, 2026

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q4 2025/2024

Hotels sorted by number of rooms	For the Quarters Ended December 31,
	ADR			Occupancy				RevPAR			TRevPAR
	2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024		2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024
Hilton San Diego Bayfront	$259	$257	1.0%	68.9%	69.7%	(80)	bps	$178	$179	(0.2)%	$337	$318	5.7%
Hyatt Regency San Francisco	312	270	15.6%	72.5%	75.1%	(260)	bps	226	202	11.6%	314	291	8.0%
The Westin Washington, DC Downtown	298	292	1.9%	58.9%	62.1%	(320)	bps	175	181	(3.3)%	309	291	6.2%
Renaissance Orlando at SeaWorld®	187	182	2.5%	62.3%	59.5%	280	bps	116	108	7.4%	280	254	10.4%
Hyatt Regency San Antonio Riverwalk	198	196	0.6%	73.6%	75.2%	(160)	bps	145	148	(1.5)%	257	254	1.0%
Wailea Beach Resort	658	708	(7.1)%	74.8%	58.6%	1,620	bps	492	415	18.6%	713	600	18.8%
JW Marriott New Orleans	244	285	(14.4)%	71.3%	67.6%	370	bps	174	193	(9.7)%	250	254	(1.6)%
Marriott Boston Long Wharf	364	374	(2.7)%	76.3%	78.8%	(250)	bps	278	295	(5.8)%	404	423	(4.3)%
Marriott Long Beach Downtown (1)	228	217	5.0%	72.0%	68.9%	310	bps	164	150	9.7%	239	213	12.0%
The Bidwell Marriott Portland	139	146	(4.4)%	75.0%	65.3%	970	bps	104	95	9.8%	145	129	12.6%
Oceans Edge Resort & Marina	264	268	(1.4)%	73.0%	77.0%	(400)	bps	193	206	(6.5)%	347	345	0.7%
Montage Healdsburg	967	928	4.1%	58.0%	56.9%	110	bps	561	528	6.1%	1,139	990	15.0%
Four Seasons Resort Napa Valley	1,387	1,229	12.8%	57.6%	61.2%	(360)	bps	799	752	6.2%	1,492	1,438	3.7%

Total Portfolio, excluding Renovation Hotel (2)	316	308	2.3%	69.1%	67.9%	120	bps	218	209	4.2%	365	340	7.4%

Add: Renovation Hotel (1)
Andaz Miami Beach	400	—	100%	68.3%	0.0%	6,830	bps	273	—	100%	419	6	6,386.1%

Total Portfolio (3)	$319	$308	3.5%	69.0%	65.1%	390	bps	$220	$201	9.6%	$367	$326	12.5%

*Footnotes on page 18

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 16

Supplemental Financial Information February 27, 2026

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

2025/2024

Hotels sorted by number of rooms	For the Years Ended December 31,
	ADR			Occupancy				RevPAR			TRevPAR
	2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024		2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024
Hilton San Diego Bayfront	$281	$278	1.2%	79.4%	79.2%	20	bps	$223	$220	1.4%	$411	$396	3.8%
Hyatt Regency San Francisco	302	286	5.3%	78.2%	74.5%	370	bps	236	213	10.5%	331	295	12.2%
The Westin Washington, DC Downtown	300	282	6.4%	66.8%	69.4%	(260)	bps	201	196	2.4%	330	316	4.4%
Renaissance Orlando at SeaWorld®	195	196	(0.4)%	69.3%	67.8%	150	bps	135	133	1.8%	299	295	1.4%
Hyatt Regency San Antonio Riverwalk	193	197	(2.0)%	66.1%	72.5%	(640)	bps	128	143	(10.6)%	214	240	(10.7)%
Wailea Beach Resort	629	673	(6.5)%	70.7%	68.6%	210	bps	445	462	(3.6)%	676	689	(1.9)%
JW Marriott New Orleans	253	251	0.8%	67.9%	68.0%	(10)	bps	172	170	0.7%	242	234	3.7%
Marriott Boston Long Wharf	378	380	(0.5)%	80.6%	80.5%	10	bps	305	306	(0.4)%	428	432	(0.9)%
Marriott Long Beach Downtown (1)	237	223	6.0%	75.7%	55.3%	2,040	bps	179	123	45.1%	250	169	48.3%
The Bidwell Marriott Portland	146	152	(3.6)%	78.5%	67.3%	1,120	bps	115	102	12.5%	156	142	10.0%
Oceans Edge Resort & Marina	286	307	(6.8)%	73.0%	77.5%	(450)	bps	209	238	(12.2)%	372	397	(6.2)%
Montage Healdsburg	1,018	1,026	(0.9)%	57.9%	55.6%	230	bps	589	571	3.2%	1,187	1,088	9.1%
Four Seasons Resort Napa Valley	1,269	1,322	(4.0)%	59.0%	55.9%	310	bps	749	739	1.3%	1,405	1,400	0.3%

Total Portfolio, excluding Renovation Hotel (2)	316	316	0.1%	72.7%	71.3%	140	bps	230	225	2.1%	380	367	3.5%

Add: Renovation Hotel (1)
Andaz Miami Beach	362	269	34.4%	30.0%	11.6%	1,840	bps	109	31	247.6%	180	41	342.8%

Total Portfolio (3)	$317	$316	0.4%	71.0%	68.7%	230	bps	$225	$217	3.8%	$372	$353	5.2%

*Footnotes on page 18

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 17

Supplemental Financial Information February 27, 2026

Property-Level Operating Statistics

Q4 & FY 2025/2024 Footnotes

(1)	Operating statistics for the fourth quarters and full years of 2025 and 2024 are impacted by renovation and subsequent ramp up activity at Marriott Long Beach Downtown and Andaz Miami Beach, formerly The Confidante Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(2)	Total Portfolio, excluding Renovation Hotel includes all hotels owned by the Company as of December 31, 2025, with the exception of Andaz Miami Beach due to its renovation and subsequent ramp up activity during the fourth quarters and full years of 2025 and 2024. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company’s results for the year ended 2024. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all hotels owned by the Company as of December 31, 2025, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 18

Supplemental Financial Information February 27, 2026

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 19

Supplemental Financial Information February 27, 2026

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2025/2024

Hotels sorted by number of rooms	For the Quarters Ended December 31,
	2025			2024
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$36,855	$8,441	22.9%	$34,857	$6,081	17.4%	550	bps
Hyatt Regency San Francisco	23,749	908	3.8%	21,984	1,521	6.9%	(310)	bps
The Westin Washington, DC Downtown	22,967	7,345	32.0%	21,636	6,119	28.3%	370	bps
Renaissance Orlando at SeaWorld®	20,153	5,518	27.4%	18,254	4,514	24.7%	270	bps
Hyatt Regency San Antonio Riverwalk	14,894	5,836	39.2%	14,742	6,202	42.1%	(290)	bps
Wailea Beach Resort	35,619	12,380	34.8%	30,122	9,716	32.3%	250	bps
JW Marriott New Orleans	11,509	4,278	37.2%	11,697	4,692	40.1%	(290)	bps
Marriott Boston Long Wharf	15,443	5,310	34.4%	16,144	5,616	34.8%	(40)	bps
Marriott Long Beach Downtown (1)	8,253	1,873	22.7%	7,370	1,195	16.2%	650	bps
The Bidwell Marriott Portland	3,443	465	13.5%	3,059	166	5.4%	810	bps
Oceans Edge Resort & Marina	5,587	1,595	28.5%	5,546	1,686	30.4%	(190)	bps
Montage Healdsburg	14,394	2,203	15.3%	12,417	392	3.2%	1,210	bps
Four Seasons Resort Napa Valley	13,037	1,481	11.4%	12,655	1,133	9.0%	240	bps

Total Portfolio, excluding Renovation Hotel (2)	225,903	57,633	25.5%	210,483	49,033	23.3%	220	bps

Add: Renovation Hotel (1)
Andaz Miami Beach	11,063	630	5.7%	170	(684)	(402.4)%	40,810	bps

Total Portfolio (3)	236,966	58,263	24.6%	210,653	48,349	23.0%	160	bps

Add: Sold Hotel (4)	—	—	N/A	4,117	1,597	38.8%	N/A

Actual Portfolio (5)	$236,966	$58,263	24.6%	$214,770	$49,946	23.3%	N/A

*Footnotes on page 22

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 20

Supplemental Financial Information February 27, 2026

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

2025/2024

Hotels sorted by number of rooms	For the Years Ended December 31,
	2025			2024
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$178,490	$52,933	29.7%	$172,487	$46,780	27.1%	260	bps
Hyatt Regency San Francisco	99,094	9,702	9.8%	88,551	8,108	9.2%	60	bps
The Westin Washington, DC Downtown	97,103	29,604	30.5%	93,232	27,673	29.7%	80	bps
Renaissance Orlando at SeaWorld®	85,354	24,281	28.4%	84,426	24,217	28.7%	(30)	bps
Hyatt Regency San Antonio Riverwalk	49,264	16,706	33.9%	55,287	22,021	39.8%	(590)	bps
Wailea Beach Resort	134,193	43,558	32.5%	137,909	48,159	34.9%	(240)	bps
JW Marriott New Orleans	44,327	17,284	39.0%	42,879	15,367	35.8%	320	bps
Marriott Boston Long Wharf	64,857	24,255	37.4%	65,658	24,495	37.3%	10	bps
Marriott Long Beach Downtown (1)	34,324	8,641	25.2%	23,182	(27)	(0.1)%	2,530	bps
The Bidwell Marriott Portland	14,661	2,456	16.8%	13,363	2,121	15.9%	90	bps
Oceans Edge Resort & Marina	23,773	6,792	28.6%	25,426	8,339	32.8%	(420)	bps
Montage Healdsburg	59,344	10,987	18.5%	53,721	8,064	15.0%	350	bps
Four Seasons Resort Napa Valley	49,058	2,061	4.2%	48,832	3,103	6.4%	(220)	bps

Total Portfolio, excluding Renovation Hotel (2)	933,842	249,260	26.7%	904,953	238,420	26.3%	40	bps

Add: Renovation Hotel (1)
Andaz Miami Beach	18,836	(4,668)	(24.8)%	4,458	(1,965)	(44.1)%	1,930	bps

Total Portfolio (3)	952,678	244,592	25.7%	909,411	236,455	26.0%	(30)	bps

Less: Prior Ownership (6)
Hyatt Regency San Antonio Riverwalk	—	—	N/A	(17,737)	(7,232)	40.8%	N/A

Add: Sold Hotel (4)	7,448	3,049	N/A	14,135	4,638	32.8%	N/A

Actual Portfolio (5)	$960,126	$247,641	25.8%	$905,809	$233,861	25.8%	N/A

*Footnotes on page 22

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 21

Supplemental Financial Information February 27, 2026

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 & FY 2025/2024 Footnotes

(1)	Hotel Adjusted EBITDAre for the fourth quarters and full years of 2025 and 2024 is impacted by renovation and subsequent ramp up activity at Marriott Long Beach Downtown and Andaz Miami Beach, formerly The Confidante Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(2)	Total Portfolio, excluding Renovation Hotel includes all hotels owned by the Company as of December 31, 2025, with the exception of Andaz Miami Beach due to its renovation and subsequent ramp up activity during the fourth quarters and full years of 2025 and 2024. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company's results for the year ended 2024. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all hotels owned by the Company as of December 31, 2025, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.
(4)	Sold Hotel includes results for the Hilton New Orleans St. Charles, sold by the Company in June 2025.
(5)	Actual Portfolio includes results for the 14 hotels owned by the Company during the fourth quarter of 2025, and the 15 hotels owned by the Company during the fourth quarter of 2024 and the full years of 2025 and 2024.
(6)	Prior Ownership includes results for the Hyatt Regency San Antonio Riverwalk prior to the Company’s acquisition of the hotel in April 2024 as discussed in Note 2.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 22